UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 15, 2003

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-31560 (Commission File Number)	98-0355609 (IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands		NA
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 15, 2003, of Seagate Technology

Item 9.    Regulation FD Disclosure.

We intend to furnish the following information (including the attached exhibit) under “Item 12. Results of Operations and Financial Condition.” In accordance with the interim guidance set forth in Release Nos. 33-8216 and 34-47583 issued by the Securities and Exchange Commission (the “SEC”) on March 27, 2003, however, such information is instead being furnished under “Item 9. Regulation FD Disclosure” because the SEC has not completed the necessary programming to add Item 12 of Form 8-K to its EDGAR system.

On July 15, 2003, we issued a press release to report our financial results for the quarter and fiscal year ended June 27, 2003. A copy of this press release is attached to this current report on Form 8-K as Exhibit 99.1. The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: July 15, 2003	By:	/s/ WILLIAM L. HUDSON
		Name: Title:	William L. Hudson Executive Vice President, General Counsel and Secretary